MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST       Two World Trade Center

LETTER TO THE SHAREHOLDERS April 30, 1999               New York, New York 10048

DEAR SHAREHOLDER:

During the six months ended April 30, 1999, the U.S. economy continued to display signs of robust expansion as employment grew, income climbed and consumers remained resilient. Despite strong economic growth, however, inflation did not materialize, due largely to the lingering effects of Asian and Russian economic turmoil and signs of distress in the Latin American economies. During the fall, on three separate occasions the Federal Reserve Board cut the federal funds rate. The central bank's action served to provide stability to a marketplace rocked by one financial crisis after another.

Interest rates on long-term Treasuries were highly volatile during this period. Thirty-year Treasuries ranged in yield between 4.96 percent and 5.70 percent. On April 30, 1999, the 30-year Treasury bond was yielding 5.66 percent, compared to
5.16 percent six months earlier.

PERFORMANCE

For the six-month period ending April 30, 1999, Morgan Stanley Dean Witter Federal Securities Trust's Class B shares produced a total return of -1.51 percent versus -0.95 percent for the Lehman Brothers General U.S. Government Index and -0.35 percent for the Lipper General U.S. Government Funds Index. During the same period, the Fund's Class A, C and D shares posted total returns of -1.05 percent, -1.58 percent and -1.11 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. For the period under review, the rising-interest-rate environment negatively affected the Fund's performance.

PORTFOLIO STRATEGY

In response to the overwhelming strength of the U.S. economy and the calming of the global markets, the Fund's average duration was decreased to approximately
5.3 years as of April 30, 1999. As this year progresses, however, the average duration of the portfolio may be

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST increased significantly as market conditions offer an incentive to enhance the portfolio's income and its potential for total return. These investments may include additional mortgage-backed securities, which continue to offer not only an incremental yield incentive over U.S. Treasury securities of similar maturity, but also the potential for attractive total returns.

On April 30, 1999, the Fund had net assets in excess of $614 million. The majority of the portfolio continued to be invested in Treasury notes and bonds. At the end of the period, 62 percent of the Fund's portfolio was invested in U.S. Treasury notes and bonds with seven- to twenty-year maturities, 19 percent in mortgage-backed securities and 14 percent in U.S. government agency obligations. The balance of the portfolio consisted of short-term money-market investments.

LOOKING AHEAD

In the months ahead, U.S. economic growth is likely to slow as inflation remains contained. Should our economy continue to show signs of inordinately strong growth and begin to register high levels of inflation, the Federal Reserve might need to reassess its current stance on monetary policy. Accordingly, adjustments to the Fund's maturity and portfolio composition may be made as conditions warrant and attractive opportunities become available. However, we believe that the deflationary trend evident in the Asian and emerging-market economies is likely to help keep inflation in check in the United States well into 2000, despite the sharp rise in oil prices thus far in 1999.

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is also the President and Chief Operating Officer of Asset Management of Morgan Stanley Dean Witter & Co. and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc., the Fund's Investment Manager. He also serves as Chairman, Chief Executive Officer and Director of the Fund's distributor and transfer agent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Federal Securities Trust and look forward to continuing to serve your investment needs.

Very truly yours,
/S/ CHARLES A. FIUMEFREDDO                         /S/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                             MITCHELL M. MERIN
Chairman of the Board                              President

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

PORTFOLIO OF INVESTMENTS April 30, 1999 (unaudited)

PRINCIPAL                     DESCRIPTION
AMOUNT IN                         AND                          COUPON
THOUSANDS                    MATURITY DATE                      RATE        VALUE
-------------------------------------------------------------------------------------
            U.S. GOVERNMENT & AGENCY OBLIGATIONS (75.3%)
            U.S. Government Agencies (13.9%)
$ 10,000    Federal Farm Credit Bank 12/20/04...............   6.55  %   $ 10,038,000
  12,000    Federal Home Loan Banks 07/02/12................   0.00         4,279,080
   4,400    Federal National Mortgage Assoc. 09/25/07.......   6.85         4,430,976
   5,000    Federal National Mortgage Assoc. 12/24/07.......   6.48         5,022,600
 100,000    Resolution Funding Strip 04/15/05 - 01/15/09....   0.00        61,659,890
                                                                         ------------
                                                                           85,430,546
                                                                         ------------
            U.S. Treasury Bonds (60.9%)
  20,000    11/15/15*.......................................   9.875       28,375,600
  22,000    11/15/12........................................  10.375       28,964,320
 186,600    08/15/13*.......................................  12.00       271,081,284
  30,000    11/15/11........................................  14.00        45,367,800
                                                                         ------------
                                                                          373,789,004
                                                                         ------------
            U.S. Treasury Strip (0.5%)
   5,000    02/15/07........................................   0.00         3,265,650
                                                                         ------------

            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (Identified Cost $434,636,061)............................    462,485,200
                                                                         ------------

            MORTGAGE-BACKED SECURITIES (19.0%)
            Federal Home Loan Mortgage Corp. (3.5%)
  13,713    10/01/10........................................   9.50        14,569,703
   5,342    10/01/19........................................  10.00         5,763,192
   1,255    02/01/16........................................  10.50         1,369,236
                                                                         ------------
                                                                           21,702,131
                                                                         ------------
            Federal National Mortgage Assoc. (3.6%)
   9,691    04/01/28........................................   6.00         9,396,901
   2,230    12/01/26........................................   7.50         2,292,289
   5,928    11/01/24........................................   8.00         6,164,893
   3,047    03/01/22........................................   8.50         3,203,170
     900    02/01/20........................................   9.50           960,900
     121    03/01/16........................................   9.75           129,917
                                                                         ------------
                                                                           22,148,070
                                                                         ------------
            Government National Mortgage Assoc. (10.3%)
  14,000    +...............................................   6.50        13,921,250
  24,087    12/15/22........................................   7.00        24,455,810
  15,485    06/15/17........................................   7.50        15,959,689
   7,719    12/15/20........................................   8.50         8,158,151
     624    05/15/16........................................  10.00           682,160
      67    09/15/18........................................  11.00            74,447
                                                                         ------------
                                                                           63,251,507
                                                                         ------------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

PORTFOLIO OF INVESTMENTS April 30, 1999 (unaudited) continued

PRINCIPAL                     DESCRIPTION
AMOUNT IN                         AND                          COUPON
THOUSANDS                    MATURITY DATE                      RATE        VALUE
-------------------------------------------------------------------------------------
            Government National Mortgage Assoc. II (1.6%)
$  9,950    01/20/29........................................   6.50  %   $  9,862,639
                                                                         ------------

            TOTAL MORTGAGE-BACKED SECURITIES
            (Identified Cost $114,052,947)............................    116,964,347
                                                                         ------------

            SHORT-TERM INVESTMENTS (4.3%)
            U.S. GOVERNMENT AGENCY OBLIGATIONS (a) (4.2%)
   5,000    Federal Home Loan Mortgage Corp. 05/07/99.......   4.67         4,996,100
  20,800    Student Loan Marketing Assoc. 05/03/99..........   4.80        20,794,453
                                                                         ------------

            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
            (Amortized Cost $25,790,553)..............................     25,790,553
                                                                         ------------

            REPURCHASE AGREEMENT (0.1%)
     398    The Bank of New York due 05/03/99
             (dated 04/30/99; proceeds $398,712) (b)
             (Identified Cost $398,551).....................   4.875          398,551
                                                                         ------------

            TOTAL SHORT-TERM INVESTMENTS
            (Identified Cost $26,189,104).............................     26,189,104
                                                                         ------------

            TOTAL INVESTMENTS (Identified Cost $574,878,112)..........   $605,638,651
                                                                         ------------

                               DESCRIPTION,
NUMBER OF                    EXPIRATION DATE,
CONTRACTS                    AND STRIKE PRICE
---------                    ----------------
            WRITTEN OPTIONS (c) (0.0%)
            Call options on Treasury bond futures
     100    June/1999/123...............................................       (20,313)
     200    June/1999/124...............................................       (21,875)
                                                                           -----------

            TOTAL WRITTEN OPTIONS (Premiums Received $154,400)..........       (42,188)**
                                                                           -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

PORTFOLIO OF INVESTMENTS April 30, 1999 (unaudited) continued


                                                                            VALUE
-------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
            (Identified Cost $574,878,112) (d)..............   98.6%   $605,638,651

            TOTAL WRITTEN OPTIONS OUTSTANDING...............   (0.0)        (42,188)

            OTHER ASSETS IN EXCESS OF LIABILITIES...........    1.4       8,840,207
                                                              -----    ------------

            NET ASSETS......................................  100.0%   $614,436,670
                                                              =====    ============

---------------------

 * A portion of these securities are segregated in connection with open written options, open futures contracts and securities purchased on a forward commitment basis.
** The market value of U.S. Treasury securities pledged to cover written options on futures contracts is $492,188.
 + Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date;
     the actual principal amount and maturity date will be determined upon settlement.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b)  Collateralized by $269,999 U.S. Treasury Bond 10.625% due
     08/15/15 valued at $410,029.
(c) Options expire one month prior to the expiration date indicated for Treasury bond futures.
(d) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $33,923,110 and the aggregate gross unrealized depreciation is $3,162,571, resulting in net unrealized appreciation of $30,760,539.

FUTURES CONTRACTS OPEN AT APRIL 30, 1999:

                                                            UNDERLYING
NUMBER OF                                                   FACE AMOUNT    UNREALIZED
CONTRACTS       DESCRIPTION, DELIVERY MONTH, AND YEAR        AT VALUE         GAIN
-------------------------------------------------------------------------------------
   100      U.S. Treasury Bonds June/1999................   $12,018,750     $224,635
                                                            ===========     ========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $574,878,112).............................  $605,638,651
Receivable for:
    Interest................................................     9,831,562
    Principal paydowns......................................       689,762
    Shares of beneficial interest sold......................       660,680
    Variation margin........................................       203,125
    Written options.........................................         5,016
Prepaid expenses and other assets...........................        66,759
                                                              ------------
    TOTAL ASSETS............................................   617,095,555
                                                              ------------
LIABILITIES:
Written call options outstanding, at value
 (premiums received $154,400)...............................        42,188
Payable for:
    Shares of beneficial interest repurchased...............       902,753
    Investments purchased...................................       656,804
    Plan of distribution fee................................       428,745
    Investment management fee...............................       280,268
    Dividends to shareholders...............................       200,957
Accrued expenses............................................       147,170
                                                              ------------
    TOTAL LIABILITIES.......................................     2,658,885
                                                              ------------
    NET ASSETS..............................................  $614,436,670
                                                              ============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $631,527,712
Net unrealized appreciation.................................    31,097,386
Accumulated net realized loss...............................   (48,188,428)
                                                              ------------
    NET ASSETS..............................................  $614,436,670
                                                              ============
CLASS A SHARES:
Net Assets..................................................    $4,965,167
Shares Outstanding (unlimited authorized, $.01 par value)...       529,294
    NET ASSET VALUE PER SHARE...............................         $9.38
                                                              ============
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 4.44% of net asset value)........         $9.80
                                                              ============
CLASS B SHARES:
Net Assets..................................................  $598,511,799
Shares Outstanding (unlimited authorized, $.01 par value)...    64,369,723
    NET ASSET VALUE PER SHARE...............................         $9.30
                                                              ============
CLASS C SHARES:
Net Assets..................................................    $8,050,314
Shares Outstanding (unlimited authorized, $.01 par value)...       858,907
    NET ASSET VALUE PER SHARE...............................         $9.37
                                                              ============
CLASS D SHARES:
Net Assets..................................................    $2,909,390
Shares Outstanding (unlimited authorized, $.01 par value)...       313,962
    NET ASSET VALUE PER SHARE...............................         $9.27
                                                              ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

STATEMENT OF OPERATIONS
For the six months ended April 30, 1999 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $ 23,047,224
                                                              ------------

EXPENSES
Plan of distribution fee (Class A shares)...................         4,858
Plan of distribution fee (Class B shares)...................     2,604,385
Plan of distribution fee (Class C shares)...................        32,591
Investment management fee...................................     1,727,475
Transfer agent fees and expenses............................       275,830
Professional fees...........................................        49,199
Custodian fees..............................................        39,229
Shareholder reports and notices.............................        38,861
Registration fees...........................................        24,923
Trustees' fees and expenses.................................         9,576
Other.......................................................        12,081
                                                              ------------

    TOTAL EXPENSES..........................................     4,819,008
                                                              ------------

    NET INVESTMENT INCOME...................................    18,228,216
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain/loss on:
    Futures contracts.......................................    (1,637,378)
    Options written.........................................       913,338
                                                              ------------

    NET LOSS................................................      (724,040)

Net change in unrealized appreciation.......................   (27,640,726)
                                                              ------------

    NET LOSS................................................   (28,364,766)
                                                              ------------

NET DECREASE................................................  $(10,136,550)
                                                              ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE SIX      FOR THE YEAR
                                                       MONTHS ENDED        ENDED
                                                      APRIL 30, 1999  OCTOBER 31, 1998
--------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income................................  $18,228,216      $ 37,720,641
Net realized gain (loss).............................     (724,040)          706,711
Net change in unrealized appreciation................  (27,640,726)       22,700,373
                                                       ------------     ------------

    NET INCREASE (DECREASE)..........................  (10,136,550)       61,127,725
                                                       ------------     ------------

DIVIDENDS TO SHAREHOLDERS FROM
NET INVESTMENT INCOME:
Class A shares.......................................     (171,806)         (189,298)
Class B shares.......................................  (17,758,306)      (37,280,239)
Class C shares.......................................     (220,379)         (191,250)
Class D shares.......................................      (77,725)          (59,854)
                                                       ------------     ------------

    TOTAL DIVIDENDS..................................  (18,228,216)      (37,720,641)
                                                       ------------     ------------

Net increase (decrease) from transactions in shares
 of beneficial interest..............................  (10,465,282)        3,969,420
                                                       ------------     ------------

    NET INCREASE (DECREASE)..........................  (38,830,048)       27,376,504

NET ASSETS:
Beginning of period..................................  653,266,718       625,890,214
                                                       ------------     ------------

    END OF PERIOD....................................  $614,436,670     $653,266,718
                                                       ============     ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Federal Securities Trust (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to earn a high level of current income. The Fund commenced operations on March 31, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (3) futures contracts are valued at the latest sale price as of the close of the commodities exchange on which it trades unless the Trustees determine that such price does not reflect their market value, in which case it will be valued at fair value as determined by the Trustees; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that the sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (5) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. OPTIONS AND FUTURES -- (1) Written options on debt obligations: When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option; (2) Purchased options on debt obligations: When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid; (3) Options on futures contracts: The Fund is required to deposit cash, U.S. Government securities or other liquid portfolio securities as "initial margin" and "variation margin" with respect to written call and put options on futures contracts. If a written option expires, the Fund realizes a gain. If a written call or put option is exercised, the premium received will decrease or increase the unrealized loss or gain on the futures contract. If the Fund enters into a closing purchase transaction, the Fund realizes a

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

gain or loss without regard to any unrealized gain or loss on the underlying futures contract and the liability related to such option is extinguished; (4) Futures contracts: A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined at the close of each business day: 0.55% to the portion of daily net assets not exceeding $1 billion; 0.525% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.50% to the portion of daily net assets exceeding $1.5 billion but not exceeding

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

$2 billion; 0.475% to the portion of daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.45% to the portion of daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.425% to the portion of daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.40% to the portion of daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.375% to the portion of daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.35% to the portion of daily net assets exceeding $12.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials.

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $21,875,427 at April 30, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended April 30, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.18% and 0.85%, respectively.

The Distributor has informed the Fund that for the six months ended April 30, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $1,992, $247,044 and $13,068, respectively and received $8,342 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended April 30, 1999 were $63,785,192 and $26,004,857, respectively.

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

Transactions in written options for the six months ended April 30, 1999 were as follows:

                                                              CONTRACTS    PREMIUMS
                                                              ---------   -----------
Option contracts written, outstanding at beginning of the
 period.....................................................      300     $   205,963
Options written.............................................    5,460       2,959,778
Options closed..............................................   (5,159)     (2,890,041)
Options exercised...........................................     (201)       (104,729)
Options expired.............................................     (100)        (16,571)
                                                               ------     -----------
Option contracts written, outstanding at end of the
 period.....................................................      300     $   154,400
                                                               ======     ===========

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At April 30, 1999, the Fund had transfer agent fees and expenses payable of approximately $2,200.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,013. At April 30, 1999, the Fund had an accrued pension liability of $ 52,285 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

At October 31, 1998, the Fund had a net capital loss carryover of approximately $35,668,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 in the following years:

            AMOUNT IN THOUSANDS
-------------------------------------------
        2000              2002       2004
---------------------   --------   --------
       $3,854           $31,124      $690
       ======           =======      ====

At October 31, 1998, the Fund was required for Federal income tax purposes to defer approximately $11,816,000 of realized losses on certain closed options and futures contracts.

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

As of October 31, 1998, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on straddles.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                     FOR THE SIX                     FOR THE YEAR
                                                                    MONTHS ENDED                         ENDED
                                                                   APRIL 30, 1999                  OCTOBER 31, 1998
                                                              -------------------------       ---------------------------
                                                                     (unaudited)
                                                                SHARES        AMOUNT            SHARES         AMOUNT
                                                              ----------   ------------       -----------   -------------
CLASS A SHARES
Sold........................................................     216,005   $  2,090,640           494,041   $   4,730,315
Reinvestment of dividends...................................      16,446        157,226            17,202         164,344
Redeemed....................................................    (202,783)    (1,924,047)         (228,754)     (2,193,283)
                                                              ----------   ------------       -----------   -------------
Net increase - Class A......................................      29,668        323,819           282,489       2,701,376
                                                              ----------   ------------       -----------   -------------
CLASS B SHARES
Sold........................................................   5,192,754     49,306,700        11,059,549     105,850,540
Reinvestment of dividends...................................   1,068,713     10,135,881         2,135,874      20,213,190
Redeemed....................................................  (7,624,162)   (72,472,307)      (14,006,213)   (132,953,963)
                                                              ----------   ------------       -----------   -------------
Net decrease - Class B......................................  (1,362,695)   (13,029,726)         (810,790)     (6,890,233)
                                                              ----------   ------------       -----------   -------------
CLASS C SHARES
Sold........................................................     412,321      3,952,876           698,033       6,700,213
Reinvestment of dividends...................................      17,384        166,154            14,425         138,550
Redeemed....................................................    (306,157)    (2,936,503)          (53,457)       (517,787)
                                                              ----------   ------------       -----------   -------------
Net increase - Class C......................................     123,548      1,182,527           659,001       6,320,976
                                                              ----------   ------------       -----------   -------------
CLASS D SHARES
Sold........................................................     129,393      1,221,161           203,672       1,924,311
Reinvestment of dividends...................................       6,891         64,993             5,200          49,434
Redeemed....................................................     (24,233)      (228,056)          (14,398)       (136,444)
                                                              ----------   ------------       -----------   -------------
Net increase - Class D......................................     112,051      1,058,098           194,474       1,837,301
                                                              ----------   ------------       -----------   -------------
Net increase (decrease) in Fund.............................  (1,097,428)  $(10,465,282)          325,174   $   3,969,420
                                                              ==========   ============       ===========   =============

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

To hedge against adverse interest rate and market risks on portfolio positions or anticipated positions in U.S. Government securities, or in the case of written options, to close out long or short positions in futures contracts, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative instruments").

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

These derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities or currencies.

At April 30, 1999, the Fund had outstanding written options on interest rate futures and interest rate futures used to manage interest rate and market exposure on portfolio positions or anticipated positions in U.S. Government securities.

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                          FOR THE SIX                   FOR THE YEAR ENDED OCTOBER 31,
                                                          MONTHS ENDED       ----------------------------------------------------
                                                         APRIL 30, 1999        1998      1997*       1996       1995       1994
---------------------------------------------------------------------------------------------------------------------------------
                                                          (unaudited)
CLASS B SHARES
SELECTED PER SHARE DATA:

Net asset value, beginning of period...................      $ 9.72           $ 9.36     $ 9.25     $ 9.49     $ 8.74     $10.03
                                                             ------           ------     ------     ------     ------     ------

Income (loss) from investment operations:
 Net investment income.................................        0.28             0.58       0.59       0.59       0.59       0.60
 Net realized and unrealized gain (loss)...............       (0.42)            0.36       0.11      (0.25)      0.75      (1.28)
                                                             ------           ------     ------     ------     ------     ------

Total income (loss) from investment operations.........       (0.14)            0.94       0.70       0.34       1.34      (0.68)
                                                             ------           ------     ------     ------     ------     ------

Less dividends from net investment income..............       (0.28)           (0.58)     (0.59)     (0.58)     (0.59)     (0.61)
                                                             ------           ------     ------     ------     ------     ------

Net asset value, end of period.........................      $ 9.30           $ 9.72     $ 9.36     $ 9.25     $ 9.49     $ 8.74
                                                             ======           ======     ======     ======     ======     ======

TOTAL RETURN+..........................................       (1.51)%(1)       10.35%      7.89%      3.79%     15.89%     (6.92)%

RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................        1.54%(2)(3)      1.54%(3)   1.53%      1.53%      1.52%      1.52%

Net investment income..................................        5.80%(2)(3)      6.09%(3)   6.41%      6.31%      6.53%      6.56%

SUPPLEMENTAL DATA:
Net assets, end of period, in millions.................        $599             $639       $623       $720       $829       $841

Portfolio turnover rate................................           4%              13%        12%        10%         7%        18%

---------------------
 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

                                                                                                       FOR THE PERIOD
                                                                   FOR THE SIX       FOR THE YEAR      JULY 28, 1997*
                                                                   MONTHS ENDED         ENDED             THROUGH
                                                                  APRIL 30, 1999   OCTOBER 31, 1998   OCTOBER 31, 1997
----------------------------------------------------------------------------------------------------------------------
                                                                   (unaudited)

CLASS A SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................          $ 9.79            $ 9.45             $ 9.26
                                                                      ------            ------             ------
Income (loss) from investment operations:
 Net investment income......................................            0.31              0.64               0.16
 Net realized and unrealized gain (loss)....................           (0.41)             0.34               0.19
                                                                      ------            ------             ------
Total income (loss) from investment operations..............           (0.10)             0.98               0.35
                                                                      ------            ------             ------
Less dividends from net investment income...................           (0.31)            (0.64)             (0.16)
                                                                      ------            ------             ------
Net asset value, end of period..............................          $ 9.38            $ 9.79             $ 9.45
                                                                      ======            ======             ======
TOTAL RETURN+...............................................           (1.05)%(1)        10.75%              3.78%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................            0.87%(2)(3)       0.93%(3)           0.92%(2)
Net investment income.......................................            6.47%(2)(3)       6.70%(3)           6.60%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................          $4,965            $4,894             $2,051
Portfolio turnover rate.....................................               4%               13%                12%

CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................          $ 9.80            $ 9.44             $ 9.26
                                                                      ------            ------             ------
Income (loss) from investment operations:
 Net investment income......................................            0.28              0.58               0.15
 Net realized and unrealized gain (loss)....................           (0.43)             0.36               0.18
                                                                      ------            ------             ------
Total income (loss) from investment operations..............           (0.15)             0.94               0.33
                                                                      ------            ------             ------
Less dividends from net investment income...................           (0.28)            (0.58)             (0.15)
                                                                      ------            ------             ------
Net asset value, end of period..............................          $ 9.37            $ 9.80             $ 9.44
                                                                      ======            ======             ======
TOTAL RETURN+...............................................           (1.58)%(1)        10.30%              3.54%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................            1.54%(2)(3)       1.54%(3)           1.52%(2)
Net investment income.......................................            5.80%(2)(3)       6.09%(3)           5.86%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................          $8,050            $7,204               $721
Portfolio turnover rate.....................................               4%               13%                12%

---------------------
 *  The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

                                                                                                             FOR THE PERIOD
                                                                   FOR THE SIX          FOR THE YEAR         JULY 28, 1997*
                                                                   MONTHS ENDED            ENDED                THROUGH
                                                                  APRIL 30, 1999      OCTOBER 31, 1998      OCTOBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------
                                                                   (unaudited)
CLASS D SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................          $ 9.69               $ 9.33                $ 9.26
                                                                      ------               ------                ------

Income (loss) from investment operations:
 Net investment income......................................            0.31                 0.66                  0.17
 Net realized and unrealized gain (loss)....................           (0.42)                0.36                  0.07
                                                                      ------               ------                ------

Total income (loss) from investment operations..............           (0.11)                1.02                  0.24
                                                                      ------               ------                ------

Less dividends from net investment income...................           (0.31)               (0.66)                (0.17)
                                                                      ------               ------                ------

Net asset value, end of period..............................          $ 9.27               $ 9.69                $ 9.33
                                                                      ======               ======                ======

TOTAL RETURN+...............................................           (1.11)%(1)           11.30%                 2.62%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................            0.69%(2)(3)          0.69%(3)              0.63%(2)

Net investment income.......................................            6.65%(2)(3)          6.94%(3)              6.40%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................          $2,909               $1,956                   $69

Portfolio turnover rate.....................................               4%                  13%                   12%

---------------------
 *  The date shares were first issued.
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


MORGAN STANLEY
DEAN WITTER
FEDERAL
SECURITIES TRUST


[MORGAN STANLEY PHOTO]


Semiannual Report
April 30, 1999